UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2011

INTEGRAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-18603	52-1267968
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6721 Columbia Gateway Drive
Columbia, Maryland 21046
 (Address of Principal Executive Offices) (Zip Code)

(443) 539-5008
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On July 27, 2011, Integral Systems, Inc. (“Integral Systems”) completed the previously announced merger (the “Merger”) of IRIS Merger Sub Inc., a Maryland corporation (“Merger Sub”) and a wholly owned subsidiary of Kratos Defense & Security Solutions, Inc. (“Kratos”), with and into Integral Systems, whereby Integral Systems became a wholly owned subsidiary of Kratos. The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of May 15, 2011, by and among Kratos, Merger Sub, IRIS Acquisition Sub LLC, a single member Maryland limited liability company and a direct wholly owned subsidiary of Kratos, and Integral Systems (the “Merger Agreement”).

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of Integral Systems common stock (other than shares of Integral Systems common stock owned by Kratos, Merger Sub, any wholly owned subsidiary of Kratos) was cancelled and converted into the right to receive (i) $5.00, in cash, without interest, and (ii) the issuance of 0.588 shares of Kratos’ common stock (the “Merger Consideration”). In addition, at the Effective Time (A) each outstanding Integral Systems stock option with an exercise price less than $13.00 per share was, if the holder thereof had so elected in writing, cancelled in exchange for an amount in cash equal to the product of the total number of shares of Integral Systems common stock subject to such in-the-money option, multiplied by the aggregate value of the excess, if any, of $13.00 over the exercise price per share subject to such option, less the amount of any tax withholding, (B) each outstanding Integral Systems stock option with an exercise price equal to or greater than $13.00 per share and each Integral Systems in-the-money option the holder of which had not made the election described in (A) above, was converted into an option to purchase Kratos common stock, with (1) the number of shares subject to such option adjusted to equal the number of shares of Integral Systems common stock subject to such out-of-the-money option multiplied by 0.9559, rounded up to the nearest whole share, and (2) the per share exercise price under each such option adjusted by dividing the per share exercise price under such option by 0.9559, rounded up to the nearest whole cent, and (C) each outstanding share of restricted stock granted under an Integral Systems equity plan or otherwise, whether vested or unvested, was cancelled and converted into the right to receive $13.00, less the amount of any tax withholding. The sources of funds used in connection with the Merger included Kratos’ cash on hand and net proceeds from the offering of Kratos’ newly issued 10% Senior Secured Notes due 2017.

The foregoing description of the Merger Agreement and the Merger is not complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K, the terms of which are incorporated herein by reference.

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 27, 2010, in connection with the completion of the Merger, Integral Systems notified The NASDAQ Stock Market LLC (“NASDAQ”) that each outstanding share of Integral Systems’ common stock was cancelled and converted into the right to receive the Merger Consideration and requested that NASDAQ file with the Securities and Exchange Commission (“SEC”) a notification of removal from listing on Form 25 to report that shares of Integral Systems common stock will no longer be listed on the NASDAQ Global Select Market.

Item 3.03.  Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

In connection with the Merger and at the Effective Time, holders of Integral Systems common stock immediately prior to such time ceased to have any rights as stockholders in Integral Systems (other than their right to receive the Merger Consideration pursuant to the Merger Agreement).

Item 5.01.  Changes in Control of Registrant.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

In connection with the Merger and at the Effective Time, a change of control of Integral Systems occurred and Integral Systems became a wholly owned subsidiary of Kratos.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger and at the Effective Time, each of the then-current (i) directors of Integral Systems resigned and Eric DeMarco, Deanna Lund and Laura Siegal were appointed as the directors of Integral Systems and (ii) officers of Integral Systems were removed by the newly appointed board of directors of Integral Systems and the following individuals were appointed as officers of Integral Systems:  Eric DeMarco, President and Chief Executive Officer, and Deanna Lund, Executive Vice President and Chief Financial Officer.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Immediately following the Effective Time, the Board authorized the adoption of new bylaws of Integral Systems to replace Integral Systems’ then-current amended and restated bylaws, as amended.  The new bylaws of Integral Systems have been filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

2.1*
Agreement and Plan of Merger, dated May 15, 2011, by and among Kratos Defense & Security Solutions, Inc., Integral Systems, Inc., IRIS Merger Sub Inc., and IRIS Acquisition Sub LLC (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed with the SEC on May 19, 2011 (File No. 000-18603)).

	3.1	Bylaws of Integral Systems, Inc.
* Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2011

INTEGRAL SYSTEMS, INC.

    By:               _/s/ Deanna H. Lund________________________
    Name:                 Deanna H. Lund
    Title:                    Executive Vice President & Chief Financial Officer

Exhibit 3.1
BYLAWS
OF
INTEGRAL SYSTEMS, INC.

ARTICLE I

STOCKHOLDERS

Section 1.  Annual Meeting

An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date and at such time as the Board of Directors (the “Board”) shall fix each year.

Section 2.  Special Meetings

Special meetings of the stockholders may be called at any time, either by the Board or by the Chairman of the Board.  The Chairman of the Board shall call a special meeting of the stockholders whenever a request to do so is made in writing by stockholders representing a majority of the shares of the Corporation.

Section 3.  Notice of Meetings

Written notice of all meetings of the stockholders shall be given, not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting.  The notice shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose for which the meeting is called.

Whenever any notice is required to be given to the stockholders, a waiver thereof, in writing, signed by the stockholder entitled to such notice, whether signed before or after the time stated therein, shall be equivalent to the giving of the notice.

Section 4.  Quorum

At any meeting of the stockholders, the holders of a majority of all of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum.

Section 5.  Voting Procedure

If the object of a meeting is to elect directors or take a vote of the stockholders on any proposition, the Secretary shall receive and canvass the votes given at such meeting and report the result of the meeting to the Chairman of the Board.

Section 6.  Action by Consent

Any action required by these Bylaws or by the applicable state law to be taken at a meeting of the stockholders, or any action which may be taken at any annual or special meeting of the stockholders may be taken without a meeting without prior notice and without vote, if consents in writing setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted; and shall be filed with the minutes of meetings of stockholders.

ARTICLE II

BOARD OF DIRECTORS

Section 1.  Powers of the Directors

The directors shall have and take entire general charge and supervision of the business and affairs of the Corporation.  They may appoint one of their members as Chairman of the Board.  They may also, by a resolution adopted by a majority of the Board, designate two or more directors to constitute an executive committee.  The Chairman of the Board shall be a member of the executive committee.

The Board or the executive committee may appoint such officers and agents as may be necessary in the judgment of the directors or the executive committee.  Any officers or agents so appointed shall be removable with or without cause by the Board or by the executive committee.  Any vacancy in any office may be filled in the same manner.  In the absence or disqualification of any member of the executive committee, the members of the committee present at the meeting and not disqualified from voting may by unanimous vote appoint another member of the Board to act at the meeting in place of the absent or disqualified member.

Unless otherwise directed by the Board of Directors, the Chairman of the Board, or such other officer or agent as the Chairman of the Board or Board of Directors may designate, shall have authority to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders, or with respect to any action of stockholders, of any other corporation in which this Corporation may hold securities, and otherwise to exercise any and all rights and powers that this Corporation may possess by reason of its ownership of securities in any other corporation.

Section 2.  Number, Election and Terms of Office

The number of directors shall not be less than one (1) nor more than ten (10), as determined by a majority vote of the total number of directors then serving in office.  Each director shall continue in office for a term of one (1) year and until such person's successor has been elected and qualified.

In the case of the death or the resignation of any director(s) of the Corporation, a majority of the surviving or remaining directors may fill the vacancy (or vacancies) until a successor (or successors) is (are) elected at a stockholders' meeting.

Section 3.  Meetings of the Directors

Regular meetings of the Board shall be held at such place or places, on such date or dates and at such time or times as shall have been established by the Board.  A notice of each such regular meeting shall not be required.

Special meetings of the Board may be called by the Chairman of the Board whenever such person may think proper.  A special meeting shall be called when a written request is made by at least one-third of the entire Board.  Notice of the place, date and time of each such special meeting shall be given by mailing or telephoning such notice to each director at least twenty-four (24) hours before the time named for the meeting.

A majority of the total number of directors shall constitute a quorum for any meeting of the Board.  Any action required or permitted, by these Bylaws or applicable state law, at any meeting of the Board of Directors or any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and consents are filed with the minutes of proceedings of the Board or committee.

Section 4.  Waiver of Notice

Whenever any notice is required to be given to any director, a waiver thereof in writing, signed by the person entitled to such notice, whether signed before or after the time stated in the notice, shall be equivalent to the giving of such notice.

Attendance of a director at a meeting, or execution by a director of a written consent in lieu thereof, shall constitute a waiver of notice of such meeting, except where the director attends the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Section 5.  Committees of the Board

The Board, by a vote of a majority of the total number of directors, may, from time to time, designate committees of the Board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board.  Each committee may determine procedural rules for the conduct of its meetings and business, and shall act in accordance therewith, unless otherwise provided by the Board of Directors in the resolution establishing the committee.

ARTICLE III

OFFICERS

Section 1.  Generally

The officers of the Corporation shall consist of a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as may, from time to time, be appointed by the Board.  Officers shall be elected by the Board which shall consider that subject at its first meeting after every annual meeting of stockholders.  Each officer shall hold office until a successor is elected and qualified or until such officer's earlier resignation or removal.  Any number of offices may be held by the same person.

Section 2.  President

The President shall perform such duties as usually pertain to the office and as may be assigned by the Board of Directors of the Corporation.

Section 3.  Vice President

Each Vice President shall perform such duties as usually pertain to the office to which appointed and such other duties as may from time to time be assigned.

Section 4.  Secretary and Assistant Secretaries

The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board.  The Secretary shall have general charge over the corporate books.

Each Assistant Secretary shall perform such duties of the Secretary as may from time to time be assigned.

Section 5. Treasurer

The Treasurer shall have the custody of all monies and securities of the Corporation and shall keep regular books of account.  The Treasurer shall make such disbursements of the funds of the Corporation as are proper and shall render, from time to time, an account of all such transactions and of the financial condition of the Corporation.

The Assistant Treasurer shall perform such duties of the Treasurer as may from time to time be assigned.

Section 6.  Delegation of Authority

The Board may, from time to time, assign or delegate the powers or duties of any officer to any other officers or agents of the Corporation, notwithstanding any provision hereof.

ARTICLE IV

MISCELLANEOUS

Section 1.  Indemnification of Directors, Officers and Employees

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative (including any action or suit by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or, while such person is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, but in each case only if and to the extent permitted under applicable state or federal law.

The indemnification provided herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs and personal representatives of such a person.

Section 2.  Certificates of Stock

Certificates of stock in the Corporation shall be issued by the Treasurer in the name of the stockholder and shall be signed on behalf of the Corporation by the Chairman of the Board of Directors, or the President or Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary.  Any or all of the signatures on the certificates may be facsimile.

Section 3.  Facsimile Signatures

In addition to the provision for the use of facsimile signatures on stock certificates as provided in Section 2 of Article IV, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors.

Section 4.  Fiscal Year

The fiscal year of the Corporation shall be fixed by the Board of Directors and may be otherwise changed from time to time by resolution of the Board of Directors.

Section 5.  Seal

The Board may provide a suitable seal containing the name of the Corporation, which seal shall be in the charge of the Secretary.

ARTICLE V

AMENDMENTS

These Bylaws may be amended or repealed by the Board or by the stockholders.

CERTIFICATE OF SECRETARY

OF

INTEGRAL SYSTEMS, INC.

I HEREBY CERTIFY that the foregoing is a full, true, and correct copy of the Bylaws of Integral Systems, Inc., a Maryland corporation, as in effect on the date hereof.

Dated: July 27, 2011	/s/ Deborah Butera Deborah Butera